EXHIBIT (21)

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

Subsidiaries of the Registrant

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

AB Tudor Hellesens [Sweden]

Agile Pursuits Franchising, Inc. [Ohio]

Agile Pursuits, Inc. [Ohio]

An-Pro Company [Ohio]

Arbora & Ausonia, S.L. [Spain]

Arbora, S.A. [Spain]

Baryon, S. de R.L. de C.V. [Mexico]

Becruz, S.A. de C.V. [Mexico]

Braun (Shanghai) Co., Ltd. [China]

Braun (Shanghai) International Trading Co., Ltd. [China]

Braun GmbH [Germany]

Braun Oral-B Ireland Limited [Ireland]

Braun-Gillette Immobilien GmbH & Co. KG [Germany]

CAMADA Grundstücks-GmbH & Co. oHG [Germany] (*)

Capella OOO [Russia]

Celtic Insurance Company, Inc. [Vermont]

Chemo Laboratories Manufacturing Sdn. Bhd. [Malaysia]

China Battery Limited [Hong Kong]

Clairol Limited [U.K.]

Compania Giva, S.A. [Delaware]

Compania Procter & Gamble Mexico, S. de R.L. de C.V. [Mexico]

Consumer Studies, Inc. [Massachusetts]

Corporativo Procter & Gamble, S. de R.L. de C.V. [Mexico]

Corpydes S.A. de C.V. [Mexico]

Cosmetic Products Pty. Ltd. [Australia]

Cosmetic Research Bureau, Inc. [Delaware]

Cosmetic Suppliers Pty. Ltd. [Australia]

Cosmopolitan Cosmetics China Ltd. [Hong Kong] (*)

Cosmopolitan Cosmetics K.K. [Japan]

Cosmopolitan Cosmetics Korea Co., Ltd [South Korea]

Cosmopolitan Cosmetics Ltd. [Hong Kong] (*)

Crest Toothpaste Inc. [Canada]

Decun, S. de R.L. de C.V. [Mexico]

Detergent Products A.G. [Switzerland] (*)

Duracell (1993) Ltd. [U.K.]

Duracell (China) Ltd. [China]

Duracell Batteries B.V.B.A. [Belgium]

Duracell Batteries Ltd. [U.K.]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Duracell do Brasil Industria e Comercio Ltda. [Brazil]

Eastern European Supply Company [Ukraine]

Escada Cosmetics Ltd. [Korea]

European Beauty Products (U.K.) Limited [U.K.]

Explotadora de Inmuebles Magdalena, S.A. [Mexico]

Fameccanica Data S.p.A. [Italy]

Fameccanica Indùstria e Comèrcio Do Brasil LTDA. [Brazil]

Fameccanica Machinery (Shanghai) Co., Ltd. [China]

Fater S.p.A. [Italy]

FF Trademark, LLC [Delaware]

Foreign Company “Procter & Gamble” [Belarus]

Fountain Square Music Publishing Co., Inc. [Ohio]

FPG Oleochemicals Sdn. Bhd. [Malaysia]

Frederic Fekkai & Co., LLC [Delaware]

Frederic Fekkai & Company (Soho), LLC [New York]

Frederic Fekkai (Mark NY), LLC [Delaware]

Frederic Fekkai Beverly Hills, LLC [Calfornia]

Frederic Fekkai Dallas, LLC [Delaware]

Frederic Fekkai Greenwich, LLC [Delaware]

Frederic Fekkai Las Vegas, LLC [Delaware]

Frederic Fekkai Melrose Place, LLC [California]

Frederic Fekkai New York, LLC [New York]

Frederic Fekkai NY II, LLC [Delaware]

Frederic Fekkai Palm Beach, LLC [Florida]

Frederic Holding Co. [Delaware]

Frederic, LLC [Delaware]

Fruehling Cosmetics Co. Ltd. [Thailand]

Fujian Nanping Nanfu Battery Co., Ltd. [China]

Gala Cosmetics International Limited [U.K.]

Gilfin B.V. [Netherlands] (*)

Gilfin Holding B.V. [Netherlands] (*)

Gillette (China) Ltd. [China]

Gillette (Shanghai) Ltd. [China]

Gillette (Shanghai) Sales Company Limited [China]

Gillette Aesop Ltd. [U.K.]

Gillette Australia Pty. Ltd. [Australia]

Gillette Canada Holdings, Inc. [Delaware]

Gillette Central Services Limited [U.K.]

Gillette China Investment, LLC [Delaware]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Gillette Commercial Operations North America [Massachusetts]

Gillette Czech and Ukraine Holding, LLC [Ohio]

Gillette de Mexico, Inc. [Delaware]

Gillette del Uruguay, S.A. [Uruguay]

Gillette Distribution Ltd. [Egypt]

Gillette Diversified Operations Pvt. Ltd. [India]

Gillette Dominicana, S.A. [Dominican Republic]

Gillette Egypt S.A.E. [Egypt]

Gillette European Services Centre Ltd. [U.K.]

Gillette Financial Holding B.V. [Netherlands] (*)

Gillette GOK Holding LLC [Ohio]

Gillette Group UK Ltd [U.K.]

Gillette Holding Company, Inc. [Delaware]

Gillette Holding GmbH [Germany]

Gillette India Limited [India]

Gillette Industries Ltd. [U.K.]

Gillette International B.V. [Netherlands]

Gillette Korea Holding B.V. [Netherlands] (*)

Gillette Latin America Holding B.V. [Netherlands]

Gillette Management LLC [Delaware]

Gillette Nova Scotia Company [Canada]

Gillette Pakistan Limited [Pakistan]

Gillette Poland International sp. zo.o. [Poland]

Gillette Poland S.A. [Poland]

Gillette Products Private Limited [India] (*)

Gillette Puerto Rico LLC [Puerto Rico]

Gillette Safety Razor Company [Massachusetts]

Gillette Sanayi ve Ticaret A.S. [Turkey]

Gillette U.K. Limited [U.K.]

Giorgio Beverly Hills, Inc. [Delaware]

Global Business Services de Costa Rica Limitada [Costa Rica]

Graham Webb International, Inc. [Delaware]

Gresham Cosmetics Pty. Ltd. [Australia]

Grupo Gillette, S. de R.L. de C.V. [Mexico] (*)

HDS Cosmetics Lab Inc. [Delaware]

Hyginett KFT [Hungary]

Iams Europe B.V. [Netherlands]

Iams Pet Food International N.V. [Netherlands]

Industries Marocaines Modernes SA [Morocco]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Intpropco S.A. [Switzerland] (*)

Laboratorios Vicks, S.L. [Spain]

Liberty Street Music Publishing Company, Inc. [Ohio]

Limited Liability Company ‘Procter & Gamble Trading Ukraine’ [Ukraine]

LLC “Procter & Gamble Novomoskovsk” [Russia]

LLC “Procter & Gamble Services” [Russia]

LLC “Procter & Gamble” [Russia]

Londa GmbH [Germany]

Londa Kosmetika OOO [Russia]

Londa Rothenkirchen Produktions GmbH [Germany]

Marcvenca Inversiones, C.A. [Venezuela]

MDVIP, Inc. [Delaware]

Metropolitan Cosmetics GmbH [Germany]

Mining Consultants (India) Private Ltd. [India] (*)

Modern Holdings (Pty) Ltd. [South Africa] (*)

Modern Industries Company - Dammam [Saudi Arabia]

Modern Products Company - Jeddah [Saudi Arabia]

Natura Pet Products, Inc. [Delaware]

Nexus Mercantile Private Ltd. [India] (*)

Nioxin Management, Inc. [Georgia]

Nioxin Research Laboratories, Inc. [Georgia]

Noxell Corporation [Maryland]

Olay LLC [Puerto Rico]

Ondal France SARL [France]

Ondelle S.A.(Pty) Ltd. [South Africa] (*)

Oral-B Laboratories Dublin LLC [Delaware] (*)

Oral-B Laboratories International LLC [Delaware] (*)

Oral-B Laboratories Newbridge LLC [Delaware] (*)

Oral-B Laboratories, G.P. [Delaware]

P&G Asia Investments, LLC [Ohio]

P&G Design Center Godo Kaisha [Japan]

P&G Distribution Morocco SAS [Morocco]

P&G Indochina [Vietnam]

P&G Industrial Peru S.R.L. [Peru]

P&G Innovation Godo Kaisha [Japan]

P&G Israel Enterprise 2005 Ltd. [Israel]

P&G Israel M.D.O. Ltd. [Israel]

P&G Japan Holdings GK [Japan]

P&G K.K. [Japan]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

P&G Max Factor Godo Kaisha [Japan]

P&G Northeast Asia Pte. Ltd. [Singapore]

P&G Prestige Products [Russia] (*)

P&G Prestige Products GmbH [Austria]

P&G Prestige Products GmbH [Germany]

P&G Prestige Products Ltd. [U.K.]

P&G Prestige Products N.V. [Belgium]

P&G Prestige Products S.A.S. [France] (*)

P&G Prestige Products Singapore [Singapore] (*)

P&G Prestige Products Taiwan [Taiwan]

P&G Prestige Products, Inc. [Connecticut]

P&G Prestige Service GmbH [Germany]

P&G South African Trading (Pty.) Ltd. [South Africa]

P&G-Clairol, Inc. [Delaware]

Pacific Beauty Care Pte. Ltd. [Singapore] (*)

PADOS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Darmstadt KG [Germany]

Parfums Rochas S.A.S. [France]

Parkfin [U.K.] (*)

Phase II Holdings Corporation [Philippines]

PPI ZAO [Russia]

PPS Hairwear Australia Pty. Ltd. [Australia]

Procter & Gamble (Chengdu) Ltd. [China]

Procter & Gamble (China) Ltd. [China]

Procter & Gamble (Egypt) Manufacturing Company [Egypt]

Procter & Gamble (Enterprise Fund) Limited [U.K.]

Procter & Gamble (Guangzhou) Ltd. [China]

Procter & Gamble (Health & Beauty Care) Limited [U.K.]

Procter & Gamble (L&CP) Limited [U.K.]

Procter & Gamble (Malaysia) Sdn Bhd [Malaysia]

Procter & Gamble (Manufacturing) Ireland Limited [Ireland] (*)

Procter & Gamble (Shanghai) International Trade Company Ltd. [China]

Procter & Gamble (Singapore) Pte. Ltd. [Singapore]

Procter & Gamble Acquisition GmbH [Germany]

Procter & Gamble Albania Ltd. [Albania]

Procter & Gamble Algeria EURL [Algeria]

Procter & Gamble Amazon Holding B.V. [Netherlands]

Procter & Gamble Amiens S.A.S. [France]

Procter & Gamble Argentina SRL [Argentina]

Procter & Gamble Asia Holding B.V. [Netherlands]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Asia Pte. Ltd. [Philippines]

Procter & Gamble Asia Pte. Ltd. [Singapore]

Procter & Gamble Australia Proprietary Limited [Australia]

Procter & Gamble Austria GmbH [Austria]

Procter & Gamble Azerbaijan Services LLC [Azerbaijan]

Procter & Gamble Bangladesh Private Ltd. [Bangladesh]

Procter & Gamble Blois S.A.S. [France]

Procter & Gamble Brazil Holdings B.V. [Netherlands]

Procter & Gamble Bulgaria EOOD [Bulgaria]

Procter & Gamble Business Services Canada Company [Canada]

Procter & Gamble Canada Holding B.V. [Netherlands]

Procter & Gamble Central & Eastern Europe GmbH [Germany]

Procter & Gamble Chemical Services Pte. Ltd. [Singapore] (*)

Procter & Gamble Chile Holding Ltda. [Chile]

Procter & Gamble Chile Limitada [Chile]

Procter & Gamble Chile, Inc. [Ohio]

Procter & Gamble Colombia Ltda. [Colombia]

Procter & Gamble Commercial de Cuba, S.A. [Cuba]

Procter & Gamble Commercial LLC [Puerto Rico]

Procter & Gamble Czech Holding B.V. [Netherlands]

Procter & Gamble Czech Republic s.r.o. [Czech Republic]

Procter & Gamble d.o.o. za trgovinu [Croatia]

Procter & Gamble Danmark ApS [Denmark]

Procter & Gamble Detergent (Beijing) Ltd. [China]

Procter & Gamble Development Company A.G. [Switzerland] (*)

Procter & Gamble Distributing (HK) Limited [Hong Kong]

Procter & Gamble Distributing (Philippines) Inc. [Philippines]

Procter & Gamble Distributing New Zealand Limited [New Zealand]

Procter & Gamble Distribution Company (Europe) BVBA [Belgium]

Procter & Gamble Distribution S.R.L. [Romania]

Procter & Gamble Distributorskaya Compania [Russia]

Procter & Gamble do Brasil S/A [Brazil]

Procter & Gamble do Brazil, LLC [Delaware] (*)

Procter & Gamble do Nordeste S/A [Brazil]

Procter & Gamble DS Polska Spolka z o.o. [Poland]

Procter & Gamble Eastern Europe, LLC [Ohio]

Procter & Gamble Ecuador Cia. Ltda. [Ecuador]

Procter & Gamble Egypt [Egypt]

Procter & Gamble Egypt Distribution [Egypt]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Egypt Holding [Egypt]

Procter & Gamble Egypt Supplies [Egypt]

Procter & Gamble Energy Company LLC [Ohio]

Procter & Gamble Espana S.A. [Spain]

Procter & Gamble Eurocor N.V. [Belgium]

Procter & Gamble Europe N.V. [Belgium]

Procter & Gamble Europe SA [Switzerland]

Procter & Gamble Export Operations SARL [Switzerland] (*)

Procter & Gamble Exports, S. de R.L. [Panama]

Procter & Gamble Far East, Inc. [Ohio]

Procter & Gamble Finance (U.K.) Ltd. [U.K.]

Procter & Gamble Financial Services S.a.r.l [Luxembourg]

Procter & Gamble Finland OY [Finland]

Procter & Gamble Food Products SARL [Switzerland]

Procter & Gamble France S.A.S. [France]

Procter & Gamble Germany GmbH [Germany]

Procter & Gamble Germany GmbH & Co. Operations oHG [Germany]

Procter & Gamble GmbH [Germany]

Procter & Gamble Grundstucks-und Vermogensverwaltungs GmbH & Co. KG [Germany]

Procter & Gamble Gulf FZE [United Arab Emirates]

Procter & Gamble Hair Care, LLC [Delaware]

Procter & Gamble Hellas Ltd. [Greece]

Procter & Gamble Holding (HK) Limited [Hong Kong]

Procter & Gamble Holding (Thailand) Limited [Thailand]

Procter & Gamble Holding France S.A.S. [France]

Procter & Gamble Holding GmbH [Germany]

Procter & Gamble Holding S.r.l. [Italy]

Procter & Gamble Holdings (UK) Ltd. [U.K.]

Procter & Gamble Holdings Singapore Pte. Ltd. [Singapore] (*)

Procter & Gamble Home Products Limited [India]

Procter & Gamble Hong Kong Limited [Hong Kong]

Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary]

Procter & Gamble Hygiene & Health Care Limited [India]

Procter & Gamble Inc. [Canada]

Procter & Gamble India Holdings B.V. [Netherlands]

Procter & Gamble India Holdings, Inc. [Ohio]

Procter & Gamble Industrial Colombia Ltda. [Colombia]

Procter & Gamble Industrial de Guatemala, S.A. [Guatemala]

Procter & Gamble Industrial e Comercial Ltda. [Brazil]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Industrial S.A. [Venezuela]

Procter & Gamble Interamericas de Costa Rica, Limitada [Costa Rica]

Procter & Gamble Interamericas de El Salvador, Limitada de Capital Variable [El Salvador]

Procter & Gamble Interamericas de Guatemala, Limitada [Guatemala]

Procter & Gamble Interamericas de Panama, S. de R.L. [Panama]

Procter & Gamble International Finance Funding General Management S.a.r.l. [Luxembourg] (*)

Procter & Gamble International Funding SCA [Luxembourg]

Procter & Gamble International Operations Pte. Ltd. [Singapore]

Procter & Gamble International Operations S.A. [Switzerland]

Procter & Gamble International S.a.r.l. [Luxembourg]

Procter & Gamble Investment Company (UK) Ltd. [U.K.]

Procter & Gamble Investment GmbH [Germany]

Procter & Gamble Italia, S.p.A. [Italy]

Procter & Gamble Japan K.K. [Japan]

Procter & Gamble Kazakhstan LLP [Kazakhstan]

Procter & Gamble Korea IE, Co. [Korea]

Procter & Gamble Korea Inc. [Korea]

Procter & Gamble Korea S&D Co. [Korea]

Procter & Gamble Lanka Private Ltd. [Sri Lanka]

Procter & Gamble Leasing LLC [Ohio]

Procter & Gamble Levant S.A.L. [Lebanon]

Procter & Gamble Limited [U.K.]

Procter & Gamble Luxembourg Global S.a.r.l. [Luxembourg]

Procter & Gamble Manufactura, S. de R.L. de C.V. [Mexico]

Procter & Gamble Manufacturing (Thailand) Limited [Thailand]

Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [China]

Procter & Gamble Manufacturing Belgium N.V. [Belgium]

Procter & Gamble Manufacturing Berlin GmbH [Germany]

Procter & Gamble Manufacturing Cologne GmbH [Germany]

Procter & Gamble Manufacturing GmbH [Germany]

Procter & Gamble Manufacturing SA [South Africa]

Procter & Gamble Manufacturing Ukraine [Ukraine]

Procter & Gamble Marketing & Commercial Activities d.o.o. Ljubljana [Slovenia]

Procter & Gamble Marketing and Services doo Beograd [Serbia and Montenegro]

Procter & Gamble Marketing DOOEL Skopje [Macedonia]

Procter & Gamble Marketing Romania SRL [Romania]

Procter & Gamble Maroc SA [Morocco]

Procter & Gamble Mataro, S.L. [Spain]

Procter & Gamble Mexico Holding B.V. [Netherlands]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Moldova SRL [Moldova]

Procter & Gamble Nederland B.V. [Netherlands]

Procter & Gamble Netherlands Services B.V. [Netherlands]

Procter & Gamble Neuilly S.A.S. [France]

Procter & Gamble Nigeria Limited [Nigeria]

Procter & Gamble Nordic LLC [Ohio]

Procter & Gamble Norge AS [Norway]

Procter & Gamble NPD, Inc. [Ohio]

Procter & Gamble Operations Polska-Spolka z o.o. [Poland]

Procter & Gamble Overseas India B.V. [Netherlands]

Procter & Gamble Overseas Ltd. [U.K.]

Procter & Gamble Pakistan (Private) Limited [Pakistan]

Procter & Gamble Peru S.R.L. [Peru]

Procter & Gamble Pet Care (Australia) Pty. Ltd. [Australia]

Procter & Gamble Pharmaceuticals France SAS [France]

Procter & Gamble Pharmaceuticals Longjumeau S.A.S. [France]

Procter & Gamble Philippines, Inc. [Philippines]

Procter & Gamble Polska-Spolka z o.o [Poland]

Procter & Gamble Porto, Lda. [Portugal]

Procter & Gamble Portugal S.A. [Portugal]

Procter & Gamble Prestige Products S.A. [Portugal]

Procter & Gamble Prestige Products S.A. [Spain]

Procter & Gamble Product Supply (U.K.) Limited [U.K.]

Procter & Gamble Productions, Inc. [Ohio]

Procter & Gamble RHD, Inc. [Ohio]

Procter & Gamble RSC Regional Service Company Ltd. [Hungary]

Procter & Gamble S.r.l. [Italy]

Procter & Gamble Satis ve Dagitim Ltd. Sti. [Turkey]

Procter & Gamble Senegal S.a.r.l. [Senegal]

Procter & Gamble Service GmbH [Germany]

Procter & Gamble Services (Switzerland) SA [Switzerland] (*)

Procter & Gamble Services Company N.V. [Belgium]

Procter & Gamble Services LT [Lithuania]

Procter & Gamble Services Ltd. [Kenya]

Procter & Gamble Servicse EESTI OU [Estonia]

Procter & Gamble Singapore Investment Pte. Ltd. [Singapore] (*)

Procter & Gamble South Africa Proprietary Limited [South Africa]

Procter & Gamble South America Holding B.V. [Netherlands]

Procter & Gamble Sverige AB [Sweden]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Switzerland SARL [Switzerland]

Procter & Gamble Taiwan Limited [Taiwan]

Procter & Gamble Technical Centres Limited [U.K.]

Procter & Gamble Technology (Beijing) Co., Ltd. [China]

Procter & Gamble Trading (Thailand) Limited [Thailand]

Procter & Gamble Trading International S.a.r.l. [Switzerland] (*)

Procter & Gamble Trgovaeko Drustvo d.o.o. Sarajevo [Bosnia]

Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]

Procter & Gamble UK [U.K.]

Procter & Gamble Ukraine [Ukraine]

Procter & Gamble Verwaltungs GmbH [Germany] (*)

Procter & Gamble Vietnam Co. Ltd. [Vietnam]

Procter & Gamble, Spol. s.r.o. (Ltd.) [Slovak Republic]

Procter & Gamble-Rakona s.r.o. [Czech Republic]

Productos Cosmeticos, S.L. [Spain]

Professional Care Logistics, S.L. [Spain]

Progam Realty & Development Corporation [Philippines]

Promotora de Bienes y Valores, S. de R.L. de C.V. [Mexico]

PT Kosmindo [Indonesia]

PT Procter & Gamble Home Products Indonesia [Indonesia]

PUR Water Purification Products, Inc. [Ohio]

Redmond Products, Inc. [Minnesota]

Richardson-Vicks do Brasil Quimica e Farmacêutica Ltda [Brazil]

Richardson-Vicks Real Estate Inc. [Ohio]

Riverfront Music Publishing Co., Inc. [Ohio]

Rosemount LLC [Delaware] (*)

Russwell OOO [Russia]

S.C. Detergenti S.A. [Romania]

S.P.F. Beaute SAS [France]

Scannon GmbH [Germany]

Scannon S.A.S. [France]

Sebastian Europe GmbH [Germany]

Series Acquisition B.V. [Netherlands]

Series Overseas Investment, LLC [Delaware]

Shulton (Great Britain) Ltd. [U.K.]

Shulton, Inc. [New Jersey]

Sigma Cosmetica International S.A [Uruguay]

SPD Development Company Limited [U.K.]

SPD Swiss Precision Diagnostics GmbH [Switzerland]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Surfac S.R.L. [Peru]

Sycamore Productions, Inc. [Ohio]

Tambrands Inc. [Delaware]

Tambrands Limited [U.K.]

Tambrands Ukraine Ltd. [Ukraine]

Tefa Holdings (Pty) Ltd [South Africa] (*)

Temple Trees Impex & Investment Private Limited [India]

The Art of Shaving [Florida]

The Dover Wipes Company [Ohio]

The Gillette Company [Delaware]

The Iams Company [Ohio]

The Procter & Gamble Distributing LLC [Delaware]

The Procter & Gamble GBS Company [Ohio]

The Procter & Gamble Global Finance Company [Ohio]

The Procter & Gamble International Insurance Company, Limited [Ireland] (*)

The Procter & Gamble Manufacturing Company [Ohio]

The Procter & Gamble Paper Products Company [Ohio]

The Procter & Gamble U.S. Business Services Company [Ohio]

The Wella Corporation [Delaware]

Vidal Sassoon (Shanghai) Academy [China]

Vidal Sassoon Co. [Ohio]

WEBA Betriebsrenten-Verwaltungsgesellschaft mbH [Germany]

Wella (Ireland) Ltd. [Ireland] (*)

Wella (U.K.) Ltd. [U.K.]

Wella (UK) Holdings Ltd. [U.K.]

Wella AG [Germany]

Wella Beteiligungen GmbH [Switzerland] (*)

Wella Canada, Inc. [Canada]

Wella Colombiana Ltda. [Colombia]

Wella Cosmetics China Ltd. Co. [China]

Wella CZ s.r.o. [Czech Republic]

Wella de México, S. de R.L. de C.V. [Mexico]

Wella France S.A.S. [France]

Wella Grundstucks-und Vermogensverwaltungs AG & Co. KG [Germany]

Wella Hellas Ltd. [Greece]

Wella Hong Kong Limited [Hong Kong] (*)

Wella India Hair Cosmetics Private Limited [India]

Wella Intercosmetic GmbH [Germany]

Wella Japan Co. Ltd. [Japan]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2010. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Wella Kozmetik Sanayi ve Ticaret Limited [Turkey]

Wella Magyarorszag Kft. [Hungary]

Wella Malaysia Sdn. Bhd. [Malaysia]

Wella Management GmbH [Germany]

Wella Manufacturing GmbH [Germany]

Wella New Zealand [New Zealand]

Wella Paraguay S.A. [Paraguay]

Wella Philippines Inc. [Philippines]

Wella Slovensko s.r.o. [Slovak Republic]

Wella Taiwan Co. Ltd. [Taiwan]

Wella Thailand Ltd. [Thailand]

Wella Trading (Thailand) Ltd. [Thailand]

Wella Verwaltung GmbH [Germany] (*)

Zogi SRL [Italy]

[    ] Brackets indicate state or country of incorporation and do not form part of corporate name